FORM OF PROXY


IRREVOCABLE PROXY

I, Richard Jelinek, the undersigned warrant holder of Medicus Systems corporation a Delaware Corporation ("Medicus"), hereby appoint Quadramed Corporation a Delaware Corporation ("Quadramed') my attorney and proxy, with full power of substitution and resubstitution, to the full extent of my rights with respect to 220,000 shares of Medicus Common Stock issuable upon exercise of outstanding warrants to purchase Medicus Common Stock held by me (the "Warrants Shares").

Upon the execution hereof, all prior proxies given by me with respect to the Warrant Shares are hereby revoked.

The attorney and proxy named above will be empowered at any time prior to the expiration of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Warrant Shares) as such designees, or any of them, in their or its sole discretion, deem proper in respect of any matter at a meeting of stockholders, or any written consent in lieu of a meeting of stockholders.

This proxy, which is coupled with QuadraMed's interest in the Warrant Shares, is irrevocable.

Upon request from Quadramed, I agree to execute and deliver any additional documents deemed by the above named attorneys and proxies to be necessary or desirable to effect the proxy created hereby.

Any obligations of hereunder shall be binding upon my successors and assigns.

Date:  November 9, 1997

 /s/ RICHARD C. JELINEK
-----------------------
 /s/ RICHARD C. JELINEK



IRREVOCABLE PROXY

Reference is made to that certain Stock Purchase Agreement, dated November 10, 1997, by and between Quadramed Corporation, a Delaware corporation ("Quadramed"), and the undersigned stockholder of Medicus Systems Corporation, a Delaware corporation ("Medicus"), pursuant to which the undersigned stockholder of Medicus ("Stockholder") is selling to Quadramed an aggregate of 832,700 shares of Medicus Common Stock of Medicus owned of record or beneficially by the Stockholder (the "Shares").

The Stockholder hereby appoints Quadramed the attorney and proxy of Stockholder, with full power of substitution and resubstitution, to the full extent of Stockholder's rights, within the limitations of this proxy, with respect to the Shares, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until the Shares are owned of record or beneficially by quadramed.

Upon the execution hereof, all prior proxies given by Stockholder with respect to the Shares and any and all other shares of securities issued or issuable in respect thereof on or after the date hereof are hereby revoked.

The attorney and proxy named above will be empowered at any time prior to the expiration of this proxy to exercise all voting and other rights (including, without limitation the power to execute and deliver written consents with respect to the Shares) of Stockholder as such designees, or any of them, in their or its sole discresion, deem proper in respect of any matter at a meeting of stockholders, or any written consent in lieu of a meeting of stockholders.

This proxy, which is coupled with QuadraMed's interest in the Shares, is irrevocable.

Stockholder will, upon request, execute and deliver any additional documents deemed by the above named attorneys and proxies to be necessary or desirable to effect the proxy created hereby.

Any obligations of Stockholder hereunder shall be binding upon the successors and assigns of Stockholder.

Dated:  November 9, 1997.

 /s/ RICHARD C. JELINEK
-----------------------
 /s/ RICHARD C. JELINEK


IN WITNESS HEREOF, the parties have executed this Agreement as of the date first above written.

QUADRAMED CORPORATION
---------------------------
QUADRAMED CORPORATION

SELLER

 /s/ RICHARD C. JELINEK
-----------------------
 /s/ RICHARD C. JELINEK

312 Ridge Road
Aspen CO., 81611

Total Number of Shares of
Medicus Common Stock owned by seller:  832,700

Number of Shares of Medicus Common Stock to be sold hereunder: 832,700



IRREVOCABLE PROXY

Reference is made to that certain Stock Purchase Agreement, dated November 10, 1997, by and between Quadramed Corporation, a Delaware corporation ("Quadramed"), and the undersigned stockholder of Medicus Systems Corporation, a Delaware corporation ("Medicus"), pursuant to which the undersigned stockholder of Medicus ("Stockholder") is selling to Quadramed an aggregate of 100,000 shares of Medicus Common Stock of Medicus owned of record or beneficially by the Stockholder (the "Shares").

The Stockholder hereby appoints Quadramed the attorney and proxy of Stockholder, with full power of substitution and resubstitution, to the full extent of Stockholder's rights, within the limitations of this proxy, with respect to the Shares, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until the Shares are owned of record or beneficially by quadramed.

Upon the execution hereof, all prior proxies given by Stockholder with respect to the Shares and any and all other shares of securities issued or issuable in respect thereof on or after the date hereof are hereby revoked.

The attorney and proxy named above will be empowered at any time prior to the expiration of this proxy to exercise all voting and other rights (including, without limitation the power to execute and deliver written consents with respect to the Shares) of Stockholder as such designees, or any of them, in their or its sole discresion, deem proper in respect of any matter at a meeting of stockholders, or any written consent in lieu of a meeting of stockholders.

This proxy, which is coupled with QuadraMed's interest in the Shares, is irrevocable.

Stockholder will, upon request, execute and deliver any additional documents deemed by the above named attorneys and proxies to be necessary or desirable to effect the proxy created hereby.

Any obligations of Stockholder hereunder shall be binding upon the successors and assigns of Stockholder.

Dated:  November 9, 1997.

 /s/ DEBBIE F. JELINEK
-----------------------
 /s/ DEBBIE F. JELINEK

IN WITNESS HEREOF, the parties have executed this Agreement as of the date first above written.

QUADRAMED CORPORATION
---------------------------
QUADRAMED CORPORATION

SELLER

 /s/ DEBBIE F. JELINEK
-----------------------
 /s/ DEBBIE F. JELINEK

312 Ridge Road
Aspen CO., 81611

Total Number of Shares of
Medicus Common Stock owned by seller:  100,000

Number of Shares of Medicus Common Stock to be sold hereunder: 100,000